UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 26, 2006

Apollo Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4615 East Elwood Street, Phoenix, Arizona		85040
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(480) 966-5394

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 23, 2006, the Board of Directors of Apollo Group, Inc. elected Mr. George Zimmer and Mr. Daniel Diethelm to serve as Directors.

Mr. Diethelm, 43, has been the President of 4Group, LLC, a private equity firm since 2003. Since 1998, Diethelm has also been Managing Partner of Sudan Funding, LLC, which acts as a manager, investor and consultant, primarily in turnaround situations. Diethelm is Chairman of the Board of Directors, and Chairman of the Audit Committee of Hypercom, a New York Stock Exchange company that provides complete electronic payment solutions and value-added services at the point-of-transaction. He is also a member of the Board of Directors of Western International University, President of the Arizona State Exposition and Fair Board and the former President of the Arizona State Board for Charter Schools. Diethelm is a Chartered Financial Analyst. He received a Bachelor’s degree in Business Administration (Finance) from the University of Arizona.

Mr. Zimmer, 57, is the founder, CEO and Chairman of Men’s Wearhouse, Inc. Zimmer opened the first Men’s Wearhouse in 1973 in Houston, TX. The Company, which is listed on the New York Stock Exchange, now operates over 700 stores with more than $1.7 billion in sales. Additionally, the Zimmer Family Foundation awards over $500,000 annually in college scholarships to the children of Men’s Wearhouse employees. Zimmer is currently co-chair of the board of the Institute of Noetic Sciences, and serves on several advisory boards including The Boys & Girls Club of Oakland, California, and the World Business Academy of Ojai, California. Zimmer received a Bachelor’s degree in Economics from Washington University.

Apollo Group, Inc. issued a press release on June 26, 2006, to announce the elections to its Board. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated June 26, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Group, Inc.

June 26, 2006	By:	Kenda B. Gonzales

Name: Kenda B. Gonzales
Title: Chief Financial Officer, Secretary, and Treasurer

Apollo Group, Inc.

June 26, 2006	By:	Daniel E. Bachus

Name: Daniel E. Bachus
Title: Chief Accounting Officer and Controller

Apollo Group, Inc.

June 26, 2006	By:	Brian Mueller

Name: Brian Mueller
Title: President

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 26, 2006